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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 12, 2004





                       COMMISSION FILE NUMBER: 333-100126

                  BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT
                                    FUND I LP
             (Exact Name of Registrant as Specified in Its Charter)


            TEXAS                                               71-0897613
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)


              1323 NORTH STEMMONS FREEWAY, SUITE 211, DALLAS, TEXAS
                                      75207
                    (Address of principal executive offices)
                                   (Zip Code)


                          (866) 655-1610 (Registrant's
                     telephone number, including area code)



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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

        On March 12, 2004 (the "Date of Acquisition"), Behringer Harvard Mid-Term Value Enhancement Fund I LP (the "Registrant"), acquired a one-story office building containing approximately 29,660 of rentable square feet, located on approximately 2.5 acres of land (the "SunGard Property"). The SunGard Property is located in Hopkins, Minnesota, a suburb of Minneapolis, Minnesota. The purchase price of the SunGard Property was $2,925,000 plus preliminary closing costs of approximately $144,925. The Registrant used proceeds from its public offering to pay the entire purchase price and all closing costs of the acquisition. The SunGard Property is held by Behringer Harvard Hopkins, LLC, a wholly-owned subsidiary of the Registrant. The purchase price for the transaction was determined through negotiations between Edward L. Warrington (the "Seller") and Behringer Harvard Advisors I LP, the Registrant's general partner. In evaluating the SunGard Property as a potential acquisition and determining the appropriate amount of consideration to be paid, a variety of factors were considered, including overall valuation of net rental income, location, environmental issues, demographics, quality of the tenant, lease terms, price per square foot, and occupancy. The Registrant's general partner believes that the SunGard Property is well located, has acceptable roadway access, attracts high-quality tenants, is well maintained and has been professionally managed.

        HPT Management Services LP (the "Management Company"), an affiliate of the Registrant, will manage and arrange for leasing of the SunGard Property. Among other things, the Management Company will have the authority to negotiate and enter into leases of the property on behalf of the Registrant, to incur costs and expenses, to pay property operating costs and expenses from property cash flow or reserves and to require that the Registrant provide sufficient funds for the payment of operating expenses. As compensation, the Management Company will receive a property management fee equal to 3.5% of the annual gross revenues.

        The SunGard Property, which was constructed in 1980, is 100% leased to one tenant, SunGard Financial Systems, Inc. ("SFS"), a wholly-owned subsidiary of SunGard Data Systems (NYSE: SDS). SFS conducts financial clearing activities, data warehousing, and data transacting activities, as well as disaster recovery for computer operations at this location. Pursuant to the terms of its lease, SFS will lease all 29,660 square feet of the property through September 30, 2010 at a fixed rate through the end of the lease term. Under the terms of the lease, SFS is responsible for all maintenance and utilities for the SunGard Property, including water, sewer, electricity, and heating. SFS is also responsible for insurance and real estate taxes.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Financial Statements of Businesses Acquired.

        Since it is impracticable to provide the required financial statements for the acquired real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Registrant hereby confirms that the required financial statements will be filed on or before May 26, 2004, by amendment to this Form 8-K.

        (b) Pro Forma Financial Information.

        See paragraph (a) above.

        (c) Exhibits.

        None.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                    Behringer Harvard Mid-Term Value
                                    Enhancement Fund I LP

                                    By:   Behringer Harvard Advisors I LP
                                          Co-General Partner





        Dated:  March 18, 2004      By:   /s/ Gary S. Bresky
                                          --------------------------------------

                                          Gary S. Bresky
                                          Chief Financial Officer and Treasurer



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